                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999

                                  infoUSA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       0-19598               47-0751545
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA                68127
(Address of principal executive offices)             (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402)593-4500

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On July 23, 1999, infoUSA Inc., a Delaware corporation ("infoUSA" or "Registrant"), Hugo Acquisition Corp., a Delaware corporation and wholly owned subsidiary of infoUSA ("Merger Sub"), First Data Corporation, a Delaware corporation ("Seller Parent"), First Data Information Management Group, Inc. ("Seller"), DM Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Seller ("Holdco"), Donnelley Marketing Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Holdco ("Parent") and Donnelley Marketing, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Donnelley Marketing") completed an Agreement and Plan of Reorganization (the "Merger Agreement") with respect to the acquisition by infoUSA of Donnelley Marketing, Parent and Holdco. Pursuant to the Merger Agreement, Merger Sub merged with and into Holdco (the "Merger"). Following the Merger, the separate corporate existence of Merger Sub ceased and Holdco continues as the surviving corporation.

         The aggregate purchase price payable for all of the outstanding capital stock of Holdco in the merger is $200 million in cash, adjusted to reflect certain payables and receivables of Donnelley Marketing in the period commencing July 1, 1999 and ending on the closing date. InfoUSA, Merger Sub, Seller Parent, Seller, Holdco, Parent and Donnelley Marketing entered into an agreement


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amending certain terms of the Merger Agreement, among others to reflect the purchase price adjustment referred to above (the "Amendment Agreement"). InfoUSA financed the purchase price by a bank funding with respect to an aggregate of $195 million (the "Bank Financing") from Bankers Trust Company who leads a syndicate of banks as administrative agent for the financing. For this purpose, infoUSA entered into a credit agreement (the "Credit Agreement") with Bankers Trust Company and various Lenders (as defined in the Credit Agreement) dated as of July 23, 1999.

         At the closing, infoUSA entered into a Non Competition Agreement with Seller Parent whereby Seller Parent agreed not to engage in the business as currently conducted by Donnelley Marketing in the United States of America for a period of five years. InfoUSA also entered into a Database License Agreement with First Data Resources, Inc. whereby it granted First Data Resources, Inc. a license to use infoUSA's database of information on approximately 10 million businesses in the United States. InfoUSA also entered into an Interim Services Agreement with Seller Parent whereby Seller Parent agreed to provide certain transition services to Donnelley Marketing and infoUSA agreed that Donnelley Marketing will provide certain transition services to Seller Parent. In addition, Donnelley Marketing entered into an Amended and Restated Database License Agreement with First Data Resources, Inc. whereby it granted First Data Resources, Inc. a license to use its consumer information database, a Database License Agreement with Hogan Information Services, Inc. whereby Hogan Information Services, Inc. granted Donnelley Marketing a license to use its public records database, a Services Agreement with First Data Technologies, Inc. pursuant to which First Data Technologies, Inc. will provide certain data processing services and systems to Donnelley Marketing, a DecisionScope Services Agreement with First Data Resources, Inc. pursuant to which Donnelley Marketing will have the right to maintain servers in First Data Resources, Inc.'s data center and license certain software owned by First Data Resources, Inc. and an Assignment and Marketing Agreement with First Data Resources, Inc. pursuant to which First Data Resources, Inc. has the right to provide Donnelley Marketing's InfoSight and KnowledgeSight products to its customers in exchange for paying certain revenues from such products to Donnelley Marketing. At the Closing, Seller Parent granted infoUSA an option to acquire Hogan Information Services, Inc.

         A copy of the Merger Agreement was filed as Exhibit 99.2 to the current report on Form 8-K filed with the Securities and Exchange Commission on May 28, 1999 and is incorporated by reference herein. A copy of the Amendment Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. A list identifying the contents of all omitted schedules to the Merger Agreement and the Amendment Agreement is filed herewith as Exhibit 2.2 and incorporated by reference herein. A copy of the Credit Agreement is filed herewith as Exhibit
2.3 and incorporated by reference herein. A list identifying the contents of all omitted schedules to the Credit Agreement is filed herewith as Exhibit 2.4 and incorporated by reference herein. A copy of the press release issued by infoUSA concerning the Merger is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of businesses acquired.


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          Financial statements required by this item will be filed by amendment not later than October 6, 1999.

     (b)  Pro forma financial information

          Pro forma financial information required by this item will be filed by amendment not later than October 6, 1999.

     (c)  Exhibits

          2.1 Amendment Agreement to the Agreement and Plan of Reorganization by and among infoUSA Inc., Hugo Acquisition Corp., First Data Corporation, First Data Information Management Group, Inc., DM Holdings, Inc., Donnelley Marketing Holdings, Inc. and Donnelley Marketing, Inc. dated as of July 23, 1999.

          2.2 List briefly identifying the contents of all omitted schedules to the Merger Agreement and the Amendment Agreement. InfoUSA, Inc. shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

          2.3 Credit agreement by and among infoUSA, Inc., various Lenders (as defined therein) and Bankers Trust Company dated as of July 23, 1999.

          2.4 List briefly identifying the contents of all omitted schedules to the Credit Agreement. InfoUSA, Inc. shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

          99.1 News release dated July 23, 1999 relating to the closing of the Agreement and Plan of Reorganization by and among infoUSA Inc., Hugo Acquisition Corp., First Data Corporation, First Data Information Management Group, Inc., DM Holdings, Inc., Donnelley Marketing Holdings, Inc. and Donnelley Marketing, Inc. which took place on July 23, 1999.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         InfoUSA Inc.
                                         (Registrant)



Date: August 6, 1999                     By: /s/ JACK J. MCGOVERN
                                            ------------------------------------
                                             Jack J. McGovern, Chief Financial
                                             Officer (for Registrant and as
                                             Principal Financial Officer)


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
------         -----------

  2.1 Amendment Agreement to the Agreement and Plan of Reorganization by and among infoUSA Inc., Hugo Acquisition Corp., First Data
               Corporation, First Data Information Management Group, Inc., DM
               Holdings, Inc., Donnelley Marketing Holdings, Inc. and Donnelley
               Marketing, Inc. dated as of July 23, 1999.

  2.2 List briefly identifying the contents of all omitted schedules to the Merger Agreement and the Amendment Agreement. InfoUSA, Inc.
               shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

  2.3 Credit agreement by and among infoUSA, Inc., various Lenders (as defined therein) and Bankers Trust Company dated as of July 23, 1999.

  2.4 List briefly identifying the contents of all omitted schedules to the Credit Agreement. InfoUSA, Inc. shall furnish supplementally a copy of any omitted schedules to the Securities and Exchange
               Commission upon request.

  99.1 News release dated July 23, 1999 relating to the closing of the Agreement and Plan of Reorganization by and among infoUSA Inc., Hugo Acquisition Corp., First Data Corporation, First Data
               Information Management Group, Inc., DM Holdings, Inc., Donnelley
               Marketing Holdings, Inc. and Donnelley Marketing, Inc. which took place on July 23, 1999.